UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

THQ INC.
(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02  Results of Operations and Financial Condition

On November 3, 2010, THQ Inc. (“THQ” or the “Registrant”) issued a press release announcing its financial results for the fiscal 2011 second quarter.  A copy of the press release is attached hereto as Exhibit 99.1.  Neither the information contained in this Item 2.02 of this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

In addition to containing results determined in accordance with United States generally accepted accounting principles (“GAAP”), Registrant's press release attached hereto as Exhibit 99.1 discloses non-GAAP financial measures that exclude the following: stock-based compensation expense, the impact of certain deferred revenue and related costs, business realignment expense, other-than-temporary impairment on investments and any subsequent realized gains on those investments, and mark-to-market adjustments on investments, and material litigation settlements, charges and benefits.  Registrant excludes these expenses from its non-GAAP financial measures primarily because Registrant does not believe they are reflective of Registrant's primary business, ongoing operating results or future outlook. Registrant believes that the use of non-GAAP financial measures provides meaningful supplemental information regarding its financial condition and results of operations, and helps investors compare actual results to its long-term operating goals as well as to its performance in prior periods.  The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP results and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	Exhibit Number	Description
	99.1	Press Release dated November 3, 2010, relating to Registrant's financial results for the fiscal 2011 second quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Paul J. Pucino
Date: November 3, 2010		Paul J. Pucino,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 3, 2010, relating to Registrant's financial results for the fiscal 2011 second quarter.